SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive information statement

The Vantagepoint Funds
(Name of Registrant as Specified in its Charter)

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THE VANTAGEPOINT FUNDS

Low Duration Bond Fund

Inflation Protected Securities Fund

Equity Income Fund

Growth & Income Fund

Growth Fund

Select Value Fund

Aggressive Opportunities Fund

Discovery Fund

International Fund

Diversifying Strategies Fund

Core Bond Index Fund

500 Stock Index Fund

Broad Market Index Fund

Mid/Small Company Index Fund

Overseas Equity Index Fund

Model Portfolio Savings Oriented Fund

Model Portfolio Conservative Growth Fund

Model Portfolio Traditional Growth Fund

Model Portfolio Long-Term Growth Fund

Model Portfolio All-Equity Growth Fund

Milestone Retirement Income Fund

Milestone 2010 Fund

Milestone 2015 Fund

Milestone 2020 Fund

Milestone 2025 Fund

Milestone 2030 Fund

Milestone 2035 Fund

Milestone 2040 Fund

Milestone 2045 Fund

Milestone 2050 Fund

777 NORTH CAPITOL STREET, NE,

SUITE 600

WASHINGTON, D.C. 20002

NOTICE OF ACTION BY WRITTEN CONSENT

To the Shareholders of The Vantagepoint Funds (the “VP Fund”):

Pursuant to Article 5, Section 2 of the Amended Agreement and Declaration of Trust of the VP Fund, notice is hereby given that, by written consent delivered to the VP Fund dated February 13, 2013, VantageTrust, the holder of a majority of the VP Fund’s outstanding shares as of December 21, 2012 (the “Majority Shareholder”), elected Ms. Dorothy D. Hayes as a Class 1 director of the VP Fund. Ms. Hayes’ service as a Class 1 director is expected to begin on or about April 1, 2013. The VP Fund’s Information Statement accompanies this Notice.

The Information Statement is being furnished by the Board of Directors (the “Board”) of the VP Fund to inform shareholders about the recent election of Ms. Hayes as a Class 1 director of the VP Fund. On December 10, 2012, after extensive discussion and meetings, the Board’s Nominating and Governance Committee determined to recommend to the Board that it nominate Ms. Hayes as a Class 1 director. On December 12, 2012, after considering the Nominating and Governance Committee’s recommendations, the Board nominated Ms. Hayes as a Class 1 director, and determined to recommend to VP Fund shareholders that they elect Ms. Hayes as a Class 1 director. On February 9, 2013, the board of directors of VantageTrust Company, LLC voted all shares of each series of the VP Fund held by the Majority Shareholder to elect Ms. Hayes as a Class 1 director, and instructed the VP Fund’s investment adviser (pursuant to such adviser’s proxy voting policies) to vote all shares of each series of the VP Fund held by the Model Portfolio Funds and Milestone Funds to elect Ms. Hayes as a Class 1 director.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ JOAN MCCALLEN

Joan McCallen, President

February 13, 2013

THE VANTAGEPOINT FUNDS

Low Duration Bond Fund

Inflation Protected Securities Fund

Equity Income Fund

Growth & Income Fund

Growth Fund

Select Value Fund

Aggressive Opportunities Fund

Discovery Fund

International Fund

Diversifying Strategies Fund

Core Bond Index Fund

500 Stock Index Fund

Broad Market Index Fund

Mid/Small Company Index Fund

Overseas Equity Index Fund

Model Portfolio Savings Oriented Fund

Model Portfolio Conservative Growth Fund

Model Portfolio Traditional Growth Fund

Model Portfolio Long-Term Growth Fund

Model Portfolio All-Equity Growth Fund

Milestone Retirement Income Fund

Milestone 2010 Fund

Milestone 2015 Fund

Milestone 2020 Fund

Milestone 2025 Fund

Milestone 2030 Fund

Milestone 2035 Fund

Milestone 2040 Fund

Milestone 2045 Fund

Milestone 2050 Fund

777 NORTH CAPITOL STREET, NE,

SUITE 600

WASHINGTON, D.C. 20002

INFORMATION STATEMENT

Important Notice Regarding Internet Availability of this Information Statement:

This Information Statement is available at http://www.icmarc.org/x3333.xml?RFID=W427.

This Information Statement is being furnished by the Board of Directors (the “Board”) of The Vantagepoint Funds (the “VP Fund”) to inform shareholders about the election of Ms. Dorothy D. Hayes as a Class 1 director of the VP Fund. On December 10, 2012, after extensive discussion and meetings, the Board’s Nominating and Governance Committee determined to recommend to the Board that it nominate Ms. Hayes as a Class 1 director. On December 12, 2012, after considering the Nominating and Governance Committee’s recommendations, the Board nominated Ms. Hayes as a Class 1 director, and determined to recommend to VP Fund shareholders that they elect Ms. Hayes as a Class 1 director. By written consent delivered to the VP Fund dated February 13, 2013, the holder of a majority of the outstanding shares of the VP Fund (determined as of December 21, 2012) elected Ms. Hayes as a Class 1 director. Ms. Hayes’ service as a Class 1 director is expected to begin on or about April 1, 2013.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being made available on or about February 15, 2013 to shareholders of record at the close of business on December 21, 2012.

The VP Fund will pay the costs associated with preparing and distributing this Information Statement to shareholders.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the VP Fund’s most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Fund at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or by calling the VP Fund toll free at 1-800-669-7400.

INTRODUCTION

On December 12, 2012, the Board nominated, and determined to recommend that the shareholders of the VP Fund elect, Ms. Dorothy D. Hayes as a Class 1 director of the VP Fund. On that same date, the Board also authorized and directed the officers of the VP Fund to seek the written consent of the holder of a majority of the outstanding shares of the VP Fund to the election of Ms. Hayes as a director of the VP Fund.

On February 9, 2013, the Board’s recommendations were presented to the board of directors of VantageTrust Company, LLC, a New Hampshire non-depository banking company (“VantageTrust Company”). As of December 21, 2012 (the record date for this information statement) and February 9, 2013, a majority of the voting shares of each series of the VP Fund (a “Series”) were held, either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust (the “Majority Shareholder”), a group trust established and maintained by VantageTrust Company. In addition, VantageTrust Company has the power to vote the shares of the VP Fund held directly by VantageTrust, and pursuant to the proxy voting policies of Vantagepoint Investment Advisers, LLC (“VIA”), the VP Fund’s investment adviser, VIA generally will seek instructions from the board of directors of VantageTrust Company on how to vote the shares of each Series held by the Model Portfolio Funds and Milestone Funds, and will cast such Series’ votes in accordance with the instructions received. VantageTrust Company is an affiliate of VIA.

On February 9, 2013, the board of directors of VantageTrust Company voted all shares of each Series held by the Majority Shareholder, and pursuant to VIA’s proxy voting policies, instructed VIA to vote all shares of each Series held by the Model Portfolio Funds and Milestone Funds, to elect Ms. Hayes as a Class 1 director. Pursuant to Article V, Section 4 of the VP Fund’s Amended Agreement and Declaration of Trust (the “Declaration of Trust”), this action was documented by written consent dated February 13, 2013.

Ms. Hayes’ service as a Class 1 director to fill the unexpired term of Ms. Robin L. Wiessmann is expected to begin on or about April 1, 2013 and the term will end on October 31, 2014. At the conclusion of this term, Ms. Hayes is expected to be eligible to serve for an additional term.

Ms. Wiessmann announced that she would resign from the Board effective at the end of the day on March 31, 2013.

REASONS FOR AND PROCESS OF ELECTING NEW DIRECTORS

The Declaration of Trust limits the length of service of each Class 1 or Class 2 director to twelve consecutive years (starting October 31, 2001). In anticipation that certain directors would reach their service limits in October 2013, an independent, third-party executive search firm was retained to identify individuals with qualifications appropriate to the Board’s needs for consideration by the Nominating and Governance Committee as potential candidates for nomination as directors. The executive search firm identified and presented individuals to the Nominating and Governance Committee for its consideration, and the Nominating and Governance Committee selected certain of the individuals presented to be interviewed as potential candidates.

The Nominating and Governance Committee interviewed and evaluated these individuals based generally on the considerations described below under “Nominating and Governance Committee.” The by-laws of the VP Fund (“VP By-laws”) provide that the Chair of the board of directors of VantageTrust Company (“VTC Board Chair”) and the Chair of the board of directors of ICMA Retirement Corporation (“ICMA-RC Board Chair”) each designate one person to serve as an advisor to the Nominating and Governance Committee. The VP By-laws also provide that the selection, nomination and election of Independent Directors of the VP Fund (defined below) resides with the Independent Directors. Accordingly, the VTC Board Chair and the ICMA-RC Board Chair were present for these interviews, but were not present during, and did not participate in, the Nominating and Governance Committee’s deliberations.

After extensive discussion and meetings, the Nominating and Governance Committee, which is composed of all of the directors who are not “interested persons” of the VP Fund, as that term is defined under the Investment Company Act of 1940 (“Independent Directors”), unanimously selected, nominated and determined to recommend Ms. Hayes to the Board for approval as a nominee to stand for election by shareholders of the VP Fund as a Class 1 Independent Director.

On December 12, 2012, after consideration of the Nominating and Governance Committee’s recommendations, the Board, and separately the Independent Directors, nominated Ms. Hayes as a Class 1 director. In addition, on December 12, 2012, the Board resolved to recommend to VP Fund shareholders that they elect Ms. Hayes as a Class 1 director.

The Board sought shareholder approval of the new Class 1 director because, under the Investment Company Act of 1940 (the “1940 Act”), the directors can fill a vacancy on the Board without shareholder approval only if, immediately after filling the vacancy, at least two-thirds (2/3) of the directors will have been elected by shareholders. If the Board had appointed Ms. Hayes as a director without obtaining shareholder approval, less than 2/3 of the directors would have been elected by shareholders. Accordingly, the Board sought approval from shareholders, and did so pursuant to Article V, Section 4 of the Declaration of Trust. Under that section, any action taken by VP Fund shareholders may be taken without a meeting if shareholders holding a majority of shares entitled to be voted on the matter consent to the action in writing. As noted above, by written consent delivered to the VP Fund dated February 13, 2013, the Majority Shareholder elected Ms. Hayes as a new Class 1 director effective on or about April 1, 2013.

EXPERIENCE AND QUALIFICATIONS OF MS. DOROTHY D. HAYES

Current Board Experience and Professional Associations — Since 2011, Ms. Hayes has served as a director, chair of the finance committee and member of the executive committee of First Tech Federal Credit Union. Also since 2011, Ms. Hayes has served as a director and the chair of the finance committee of the American Leadership Forum - Silicon Valley. Since 2010, she has served on the board of directors and as chair of the audit committee of Silicon Valley FACES. Additionally, in 2012, she became board chair and a member of the executive and fund development committees of that organization. Since 2006, Ms. Hayes has been a trustee, the chair of the finance committee, and a member of the executive and investment committees of the Computer History Museum.

Ms. Hayes is a member of Women Corporate Directors; a member of the National Association of Corporate Directors; a senior fellow (Class XIX) of the American Leadership Forum of Silicon Valley; a member of Financial Executives International; and a member of the Association for Corporate Growth (Silicon Valley).

Previous Business and Board Experience — For more than 32 years, Ms. Hayes held various finance-related positions within the technology industry. She has worked at Data General Corporation (1976-1980) as an internal auditor and cost accountant; Apollo Computer, Inc. (1980-89), where she served in several positions, including as Vice President and Corporate Controller; Hewlett-Packard Company (1989-1999), where she served in several positions, including as Chief Audit Executive and transition general manager for the Agilent Technologies spinoff; Agilent Technologies, Inc. (1999-2003), as Vice President and Corporate Controller; and Intuit, Inc. (2003-2008), initially as Vice President and Corporate Controller and then as Vice President of Internal Audit. She also served as a director and the chair of the audit committee of Range Fuels, a development-stage biofuels company (2008-2012), and a director and the chair of the finance committee of Addison Avenue Federal Credit Union (2002-2010).

Educational Background and Professional Designations — Ms. Hayes earned a B.A. degree (summa cum laude) and an M.S. degree with Accounting concentration from the University of Massachusetts at Amherst, as well as a M.A. in Finance from Bentley University. She is a certified internal auditor (inactive status).

Information About Ms. Hayes’ Qualifications, Experience, Attributes and Skills — The Board believes that Ms. Hayes possesses the specific qualifications, experience, attributes and skills necessary to serve as a Director of the VP Fund. In particular, Ms. Hayes has experience in the field of corporate finance as well as executive, audit and financial experience having served in a variety of finance-related positions at publicly traded companies. In addition, Ms. Hayes has served as either a director, committee member or committee chair at several non-profit organizations and credit unions.

MANAGEMENT OF THE VP FUND

The VP Fund is governed by its Board of Directors. The directors stand in the position of fiduciaries to the VP Fund and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the VP Fund, and the Series and their shareholders. The directors are responsible for overseeing and managing the business and affairs of the VP Fund and the Series. The VP Fund has three classes of directors: Class 1, Class 2 and Class 3. Class 1 and Class 2 directors serve terms that end on or around the fifth anniversary of their commencement. Class 3 directors serve one year terms. The Board is composed of seven directors, six of whom are Independent Directors. After Ms. Hayes takes office on or about April 1, 2013, the composition of the Board will remain the same. The Board met seven times during the VP Fund’s last fiscal year.

The Board has three standing Committees: the Audit Committee, the Investment Committee and the Nominating and Governance Committee. Each Committee is comprised solely of Independent Directors and operates pursuant to a charter adopted by the Board. The Chair of the Board, the Chair of the Audit Committee and the Chair of the Investment Committee are Independent Directors. The Chair of the Board does not serve as the President of the VP Fund.

In addition to presiding at Board or Committee meetings, the Chairs of the Board and the Committees also review agendas for Board and Committee meetings and generally act as liaisons with management. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or Committee from time to time. In addition, the Chair of the Board may delegate his or her powers and duties to the other Directors or to the officers of the VP Fund as he or she deems appropriate, provided that such delegation is consistent with applicable legal and regulatory requirements. See also “Board Committees” below.

The Board believes that its leadership structure is appropriate because it allows the Board to exercise informed business judgment over matters under its purview and allocates areas of responsibility among

Committees of the Board and the full Board in a manner that seeks to enhance effective oversight. The Board also believes its leadership structure is appropriate in light of the characteristics of the VP Fund and its operations, which include, among other things, the fact that all the Series are organized under a single statutory trust, that the Independent Directors constitute a majority of the Board, the amount of assets under management in the VP Fund, the investment objectives of the Series and the ownership of the VP Fund’s shares.

Risk oversight forms part of the Board’s general oversight of the Series’ investment program and operations and is addressed as part of various regular Board and Committee activities. Like most mutual funds, the actual day-to-day business of the VP Fund, including the day-to-day management of risk is performed by certain of the VP Fund’s third party service providers, such as the VP Fund’s investment adviser, subadvisers, distributor and administrator. The Board and its Audit Committee and Investment Committee consider risk management matters at meetings held throughout the year. For example, the Audit Committee considers risks related to financial reporting and controls and meets regularly with the VP Fund’s independent accountant to review reports on such matters and periodically with the internal auditor of the parent company of the VP Fund’s investment adviser to consider reports on certain internal audits relating to the Series. The Investment Committee considers, and meets regularly with the personnel of the VP Fund’s investment adviser to discuss, the investment performance of the Series, including investment risk and the use by the subadvisers of various investment strategies, such as the use of derivatives. In addition, under the multi-management structure, the VP Fund’s investment adviser is responsible for day-to-day oversight, including risk management oversight, of the services provided by the various subadvisers.

VIA, the VP Fund’s investment adviser, and certain other service providers prepare regular written reports for Board and Committee meetings that address a variety of risk-related matters. In addition, the Board, the Audit Committee and the Investment Committee may request and receive special written reports or presentations on certain risk-related matters. VIA also prepares reports for the Board that enable the Board to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value.

The Board also has appointed a Chief Compliance Officer (“CCO”) for the VP Fund, who oversees the development and implementation of the VP Fund’s compliance policies and procedures, which are designed to mitigate risks relating to the possibility of non-compliance with the federal securities laws. The CCO meets quarterly with all directors and separately in executive session with the Independent Directors, provides presentations to the Board at its quarterly meetings, and presents an annual written compliance report to the Board concerning compliance matters. The CCO also provides regular, and upon request, special, written reports to the Board regarding the operation of the VP Fund’s compliance policies and procedures. The CCO also discusses relevant risk issues affecting the VP Fund during executive sessions with the Board and the Independent Directors. In addition, in the event any material risk issues arise, the CCO or other officers of the VP Fund report such issues to the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. In addition, it is not possible to identify, prevent or mitigate all risks that may adversely affect the VP Fund.

VIA serves as investment adviser to each Series of the VP Fund, and employs a supporting staff of management personnel needed to provide the requisite services to the Series and also furnishes the VP Fund with necessary office space, furnishings, and equipment. See “General Information – Investment Adviser” below for more information.

BOARD COMMITTEES

The Board has established three standing committees: Nominating and Governance Committee, Investment Committee and Audit Committee.

Nominating and Governance Committee — The Nominating and Governance Committee consists of all of the Board’s Independent Directors and operates pursuant to a charter adopted by the Board. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors).

As a general matter, the Nominating and Governance Committee seeks candidates (i) who, in its judgment, will serve the best interests of the VP Fund’s shareholders and are willing and able to contribute to the Board’s oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other directors and add to the overall effectiveness of the Board.

The Nominating and Governance Committee may retain an executive search firm to identify candidates for Board membership. In addition, the Nominating and Governance Committee may identify candidates for Board membership through personal and business contacts of directors and any other source the Committee deems appropriate. The Nominating and Governance Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references and other due diligence, interviews with Nominating and Governance Committee members, and holding meetings of the Committee to deliberate regarding candidate qualifications.

In considering a candidate’s qualifications, the Nominating and Governance Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates for Board membership must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Nominating and Governance Committee may adopt, but has not yet adopted, additional specific, minimum qualifications that the Committee believes a candidate must meet before being considered for Board membership, subject to approval by the full Board. The Nominating and Governance Committee takes into consideration any such factors as it deems appropriate in determining whether to recommend a particular candidate to the Board. These factors may include (but are not limited to): (a) personal integrity and accountability; (b) whether or not the individual has any relationships that might impair his or her ability to act independently of the VP Fund’s investment adviser and principal service providers, such as any business, financial or family relationships with the foregoing (and generally whether the candidate would have any conflicts of interest in serving as a director, if elected or appointed); (c) business judgment; (d) knowledge of the mutual fund industry; (e) skills in matters relevant to the oversight of the VP Funds (e.g., investment-related, accounting/finance); (f) the individual’s perceived ability to work collaboratively with other members of the Board; (g) experience with registered investment company, corporate, non-profit or other institutional oversight bodies having similar responsibilities; and (h) interest and appreciation for the public sector and participation in community, charitable or other similar activities. With respect to a candidate for Independent Director, the Nominating and Governance Committee also considers whether the candidate, if elected, would qualify as an Independent Director for purposes of applicable regulations.

While the Nominating and Governance Committee or Board has not adopted a formal policy on, or a particular definition of, diversity with respect to identifying candidates, when considering a candidate, the Committee and Board generally seek to achieve a group that reflects a diversity of education, background, skills and experiences and that is diversified as to gender and race.

The Nominating and Governance Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the VP Fund at 777 North Capitol Street, NE, Suite, 600, Washington, D.C., 20002. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating and Governance Committee also makes recommendations to the Board for nomination for membership on Board committees and reviews committee assignments. The Nominating and Governance Committee held eight meetings during the fiscal year ended December 31, 2012. The Nominating and Governance Committee’s charter is attached as Appendix A.

Investment Committee — The Investment Committee consists of all of the Board’s Independent Directors and operates pursuant to a charter adopted by the Board. The responsibilities of the Investment Committee include: receiving and reviewing reports from VIA on the investment performance of each Fund, including subadviser performance; reviewing and considering recommendations from VIA regarding proposed new Funds and proposed changes to the investment objectives and strategies for existing Funds; reviewing and considering recommendations from VIA regarding proposed new Fund subadvisers, proposed changes to the target allocations of the assets of a Fund among its existing subadvisers, and the termination of subadvisers; reviewing and considering recommendations from VIA regarding any proposed changes among the underlying Funds in which the Model Portfolio Funds or the Milestone Funds invest and to the target allocations to such underlying Funds; and periodically reviewing the investment performance benchmarks and peer group comparisons for each Fund and any changes to such benchmarks or peer groups that may be proposed from time to time by VIA. The Investment Committee held five meetings during the fiscal year ended December 31, 2012.

Audit Committee — The members of the Audit Committee are: Arthur R. Lynch, Timothy M. O’Brien and N. Anthony Calhoun. The Board has determined that Messrs. Lynch, O’Brien and Calhoun are “audit committee financial experts” as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board and overseeing the VP Fund’s accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board on significant results of the Committee’s activities. The Audit Committee held four meetings during the fiscal year ended December 31, 2012.

INFORMATION ABOUT THE VP FUND’S DIRECTORS AND OFFICERS

The following table provides information about the VP Fund’s directors (including director-elect Ms. Hayes) and executive officers. Each director oversees all of the VP Fund’s Series. When Ms. Hayes takes office, she also will oversee all of the VP Fund’s Series. The mailing address for the directors and executive officers is 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002.

INDEPENDENT DIRECTORS

Name, Address,* and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
N. Anthony Calhoun (65)	Director, Audit Committee Member and Chair, Investment Committee and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Independent Consultant (financial consulting) (April 2009 – present); Executive Deputy State Treasurer —Commonwealth of Pennsylvania (August 2007 – March 2009)	N/A

George M. Chamberlain, Jr. (66)	Director, Investment Committee and Nominating and Governance Committee Member	October 31, 2014; Director since January 2012

Director and Vice President, Legal and Business Affairs —SCM Advantage LLC (supply chain consulting) (October 2009 – present); Principal—GMC Consulting (corporate consulting) (May 1999 – present)

Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008 – present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008 – present); Board member and Vice Chair—Walnut Street Theater (January 2000 –June 2010)

N/A

Donna K. Gilding (73)	Director, Investment Committee Member and Chair, and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Chief Investment Officer— Lowenhaupt Global Advisors, LLC (Sept. 2006 – present); Trustee (2007 – present) and Chair of Investment Committee (2009 – present)—The National YMCA Fund, Inc.	N/A

Name, Address,* and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Arthur R. Lynch (58)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	President and Chief Executive Officer—SRJ Government Consultants, LLC (October 2009 –present); Deputy City Manager—City of Glendale, Arizona (2005 –October 2009)	N/A

Timothy M. O’Brien (63)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since September 2005

Independent Consultant (pension consulting) (2003 – present); Board member and Chair of Audit

Committee and member of

Investment and Benefits

Committees—Public

Employees Retirement

Association of Colorado (July 2011-present)

N/A

Robin L. Wiessmann (59)	Chair of the Board and Director, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2013;° Director since November 1998	State Treasurer—Pennsylvania (April 2007 – January 2009); Director—Merrill, Lynch, Pierce, Fenner & Smith Inc. (broker-dealer) (2006 – April 2007)	Director—Met-Pro Corporation (manufacturing company) (December 2009 – present); Director— Municipal Securities Regulatory Board (October 2012 – present); Director— Lumesis, Inc. (information technology company) (October 2012 – present)

* The business address for each director is 777 N. Capitol Street N.E., Washington, DC 20002.

† The Declaration of Trust sets forth the length of the directors’ terms (five years for Class 1 and Class 2; one year for Class 3), limits each Class 1 and Class 2 director’s length of service to 12 consecutive years, and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the director’s current term, the end of the Director’s 12th year of service, or the director’s retirement date, whichever occurs first.

° As mentioned previously, Ms. Wiessmann announced that she will resign as a director effective at the end of the day on March 31, 2013.

INDEPENDENT DIRECTOR-ELECT

Name, Address,* and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Dorothy D. Hayes (62)	Director (term to commence on or about April 1, 2013)	October 31, 2014	Director, Chair of the Finance Committee, and member of Executive Committee — First Tech Federal Credit Union (2011-present); Director and Chair of the Finance Committee — American Leadership Forum - Silicon Valley (2011—present); Director and Chair of the Audit Committee (2010-present) and Chair of the Board of Directors and member of Executive and Fund Development Committees (2012-present) — Silicon Valley FACES; Director and Chair of the Audit Committee — Range Fuels (development-stage biofuels company) (2008-2012); Director and Chair of the Finance Committee — Addison Avenue Federal Credit Union (2002-2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004-present); Vice President, Internal Audit — Intuit, Inc. (financial software and services company) (2005-2008)	Trustee, chair of the finance committee, member of the executive committee, and member of the investment committee — Computer History Museum (2006-present).

* The business address for the director-elect will be 777 N. Capitol Street N.E., Washington, DC 20002.

† The Declaration of Trust sets forth the length of the directors’ terms (five years for Class 1 and Class 2; one year for Class 3), limits each Class 1 and Class 2 director’s length of service to 12 consecutive years, and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the director-elect’s current term, the end of the director-elect’s 12th year of service, or the director-elect’s retirement date, whichever occurs first.

INTERESTED DIRECTOR

Name, Address,* and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
David R. Mora (68)**	Director	October 31, 2013; Director since November 2011	Board member (January 2005 – present) and Chair of the Board of Directors (January 2010 – present) —ICMA Retirement Corporation; West Coast Regional Director—ICMA Retirement Corporation (February 2009 – April 2011); City Manager—City of Salinas, CA (September 1990 – September 2008); Board member—Public Entity Risk Institute (non-profit) (January 2000 – December 2008)	N/A

* The business address for each director is 777 N. Capitol Street N.E., Washington, DC 20002.

** Mr. Mora is considered to be an “interested person” of the VP Fund (as that term is defined under the 1940 Act), and thus an “interested director,” because he is a director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the VP Fund’s shares.

† The Declaration of Trust sets forth the length of the directors’ terms (five years for Class 1 and Class 2; one year for Class 3), limits each Class 1 and Class 2 director’s length of service to 12 consecutive years, and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the director’s current term, the end of the director’s 12th year of service, or the director’s retirement date, whichever occurs first.

OFFICERS

Name, Address,* and Age	Positions Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Officer
Joan W. McCallen (60)**	President and Principal Executive Officer	Since September 2003	Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003 – present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003 – present); Director and President, VantageTrust Company, LLC (2003 – present)	N/A

Bruce James Rohrbacher (60)**	Vice President and Chief Compliance Officer	Since September 2004	Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004 – present); Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004 – present) and Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004 – present); Chief Compliance Officer—VantageTrust Company, LLC (2004-present)	N/A

Elizabeth S. Glista (48)**	Treasurer and Principal Financial Officer	Since March 2009	Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009 — present); Treasurer—Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009—present); Treasurer —ICMA-RC Services, LLC (broker-dealer) (April 2009 — present); Treasurer—VantageTrust Company, LLC (April 2009 — present); Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009 — April 2009); Vice President, Financial Planning & Analysis and Treasury—ICMA-RC (January 2000 — September 2007 and March 2008 — January 2009); Acting Vice President, Internal Audit— ICMA-RC (September 2007 — March 2008)	N/A

Name, Address,* and Age	Positions Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Officer
Angela C. Montez (45)**	Secretary	Since December 2006	Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006 – present); Corporate Counsel—ICMA Retirement Corporation (2000 – 2006); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006 – 2007); Assistant Secretary—VantageTrust Company, LLC (February 2008 – present)	N/A

Kathryn B. McGrath (68)**	Assistant Secretary	Since March 2008	Senior Vice President, General Counsel and Secretary —ICMA Retirement Corporation (2007 – Present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC (broker dealer) (2007 – present); Secretary—VantageTrust Company, LLC (February 2008-present)	N/A

* The business address for each officer is 777 N. Capitol Street N.E., Washington, DC 20002.

** Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the VP Fund, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA, RC Services, ICMA-RC, and VantageTrust Company.

Additional Information Regarding the Current Directors

Each current director possesses the specific experience, qualifications, attributes and skills necessary to serve as such. In particular, Mr. Calhoun has financial, executive and public sector experience from previous senior finance-related positions in state, municipal and federal governments; Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Gilding has experience in the field of investment management as well as executive and public sector experience by serving and having served as a chief investment officer for both SEC registered investment advisers and a municipal government; Mr. Lynch has financial, executive and public sector experience from previous senior finance-related positions for a municipal government; Mr. Mora has executive and public sector experience from senior executive positions in local governments and has experience as a director of an SEC registered investment adviser; Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization and has government audit and accounting experience having served as auditor of a state government; and Ms. Wiessmann has experience as a director for both an SEC registered investment adviser and a public company and has investment management, executive and legal experience as an investment banker in senior positions at financial services companies and as treasurer for a state government.

VP FUND SHARE OWNERSHIP BY DIRECTORS

The following table represents VP Fund shares owned by the directors (including director-elect Ms. Hayes) as of December 31, 2012.

	Dollar Range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
N. Anthony Calhoun	-0-	None

George M. Chamberlain	-0-	None

Donna K. Gilding	-0-	None

Arthur R. Lynch	Inflation Protected Securities Fund — $10,001 - $50,000; Core Bond Index Fund — $10,001 - $50,000; Model Portfolio Long-Term Growth Fund — Over $100,000; Milestone 2015 Fund —$1 - $10,000.	Over $100,000

Timothy M. O’Brien	Equity Income — $10,001 - $50,000; Growth & Income Fund — $10,001 - $50,000; Select Value Fund — $10,001 - $50,000; Discovery Fund — $10,001 - $50,000.	$10,001-$50,000

Robin L. Wiessmann	-0-	None

Independent Director-Elect
Dorothy D. Hayes	-0-	None

Interested Director
David R. Mora	Milestone Retirement Income Fund — $10,001 - $50,000	$10,001-$50,000

As of December 31, 2012, directors and officers of the VP Funds (including director-elect Ms. Hayes) as a group beneficially owned less than 1% of the outstanding shares of each Series (or each class thereof, as applicable).

COMPENSATION OF DIRECTORS AND OFFICERS

Directors are paid a quarterly retainer for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter. The Chair of the Board is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

In addition, each director is paid a fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered.

A director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a Director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

At the conclusion of each calendar year, a stipend is paid to each director who attended all “in-person” regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those directors who missed one meeting, and to those directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

The VP Fund pays a portion of the cash compensation of Mr. Bruce James Rohrbacher for his services as the VP Fund’s CCO. ICMA-RC, VIA’s parent company, also compensates Mr. Rohrbacher for serving as its Chief Compliance Officer, as well as VIA’s Chief Compliance Officer. The amount paid by the VP Fund during the year ended December 31, 2012 totaled $242,682. The VP Fund does not compensate its other officers for their service as such.

The following table provides information about compensation received by each director for the fiscal year ended December 31, 2012 for their service as directors. Information for Ms. Hayes is not included below, as her initial term has yet to commence.

Name of Person	Aggregate Compensation From VP Fund
Independent Directors
N. Anthony Calhoun	$23,424
George M. Chamberlain	$24,019
Donna K. Gilding	$19,632
Arthur R. Lynch	$22,792
Timothy M. O’Brien	$23,424
Robin L. Wiessmann	$25,338
Interested Director
David R. Mora	$0

VP FUND SERVICE PROVIDERS

Investment Adviser — VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust Company. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended.

ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each Series pursuant to Master Investment Advisory Agreements (the “Advisory Agreements”). VIA’s advisory services include Series design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each Series’ investments. Additionally, VIA furnishes periodic reports to the Board regarding the investment strategy and performance of each Fund. Pursuant to the Advisory Agreements, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against average daily net assets under management in each Series.

The day-to-day investment management of certain Series’ assets rests with one or more subadvisers retained with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA.

Distributor — RC Services, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, serves as the principal underwriter and distributor of the VP Funds’ shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act). The VP Fund did not pay any commissions to RC Services during the fiscal year ended December 31, 2012.

Transfer Agent and Administrator — Vantagepoint Transfer Agents, LLC (“VTA”), located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, is the designated transfer agent of the VP Funds’ shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Fund related to the retirement plans and other investors investing in the VP Fund. The Fund administration and transfer agency services provided by VTA include preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VTA is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act).

The VP Fund has entered into a Mutual Funds Service Agreement with J.P. Morgan Investor Services Co. (whose successor in interest is JPMorgan Chase Bank, NA) (“JP Morgan”), located at 70 Fargo Street, Boston, MA 02210, whereby JP Morgan performs certain financial reporting, tax services, fund accounting, administrative and portfolio compliance services for the VP Fund.

Independent Registered Public Accounting Firm — PricewaterhouseCoopers LLP (“PwC”) has been selected to serve as the VP Fund’s independent registered public accounting firm for the VP Fund’s fiscal year ending December 31, 2012. The independent registered public accounting firm for the VP Fund’s current fiscal year, ending December 31, 2013, is expected to be selected in March 2013.

Audit Fees: The aggregate fees billed for professional services rendered by the VP Fund’s principal accountant, PwC, for the audit of the VP Fund’s financial statements (i.e., audit fees) were $451,067 and $470,042 for the fiscal years ended December 31, 2011 and 2012, respectively.

Audit-Related Fees: Audit-related fees are for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported under audit fees above. There were no such audit-related fees billed to the VP Funds by PwC for the fiscal years ended December 31, 2011 and 2012, respectively.

Tax Fees: The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning (i.e., “tax fees”) were $169,669 and $186,186 for the fiscal years ended

December 31, 2011 and 2012, respectively. These services covered preparation of the VP Fund’s income tax and excise tax returns, and also included related consulting and tax provision work.

All Other Fees: All other fees would include products and services provided by PwC other than the services described under the prior three categories. There were no such fees billed to the VP Fund by PwC for the fiscal years ended December 31, 2011 and 2012, respectively.

The Audit Committee pre-approves all audit and non-audit services to be performed by the VP Fund’s accountant before the accountant is engaged to perform such services to the VP Fund. The Audit Committee pre-approved all of the services described above.

There were no non-audit fees billed for professional services rendered by PwC to the VP Fund, VIA (the VP Fund’s investment adviser), and any entity controlling, controlled by, or under common control with VIA that provides ongoing services to the VP Fund, for the fiscal years ended December 31, 2011 and 2012, respectively.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

If a shareholder wishes to send a communication to the Board or a specific director, the communication should be in writing and sent to the Board at the VP Fund’s offices at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, Attention: Secretary. All correspondence from shareholders will be given to the Board and/or the director, as appropriate, for review and consideration.

BENEFICIAL OWNERS OF FUND SHARES

As of December 21, 2012, the VP Fund had 1,741,161,874 outstanding shares. Each share entitles the holder to one vote. As of the same date, each Series and class thereof (as applicable) had the following outstanding shares:

Fund	Shares Outstanding
Low Duration Bond Fund	58,226,746
Inflation Protected Securities Fund	54,416,715
Equity Income Fund	224,477,819
Growth & Income Fund	121,998,213
Growth Fund	197,719,572
Select Value Fund	32,508,833
Aggressive Opportunities Fund	96,948,816
Discovery Fund	22,481,802
International Fund	135,952,862
Diversifying Strategies Fund	94,996,313
Core Bond Index Fund — Class I Shares	85,733,347
Core Bond Index Fund — Class II Shares	31,788,926
500 Stock Index Fund — Class I Shares	9,789,804
500 Stock Index Fund — Class II Shares	32,196,351
Broad Market Index Fund — Class I Shares	10,385,750
Broad Market Index Fund — Class II Shares	37,293,662
Mid/Small Company Index Fund — Class I Shares	18,981,009
Mid/Small Company Index Fund — Class II Shares	13,314,752
Overseas Index Fund — Class I Shares	5,238,722
Overseas Index Fund — Class II Shares	17,780,569

Fund	Shares Outstanding
Model Portfolio Savings Oriented Fund	12,046,217
Model Portfolio Conservative Growth Fund	23,888,724
Model Portfolio Traditional Growth Fund	62,612,626
Model Portfolio Long-Term Growth Fund	82,675,988
Model Portfolio All-Equity Growth Fund	32,814,861
Milestone Retirement Income Fund	21,800,697
Milestone 2010 Fund	21,176,082
Milestone 2015 Fund	38,819,540
Milestone 2020 Fund	41,882,658
Milestone 2025 Fund	34,158,356
Milestone 2030 Fund	26,872,465
Milestone 2035 Fund	17,865,311
Milestone 2040 Fund	17,304,584
Milestone 2045 Fund	4,365,955
Milestone 2050 Fund	647,225

A majority of the voting shares of each Series are held, either directly, or indirectly through the Vantagepoint Model Portfolio and Milestone Funds, by VantageTrust, a group trust established and maintained by VantageTrust Company. VantageTrust, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. VantageTrust Company has the power to vote of the shares of the Series held directly by VantageTrust, and pursuant to VIA’s proxy voting policies, VIA generally will seek instructions from the board of directors of VantageTrust Company on how to vote the shares of each Series held by the Model Portfolio Funds and Milestone Funds, and will cast such Series’ votes in accordance with the instructions received. VantageTrust Company therefore, directly or indirectly, has the power to vote more than 25% of the VP Fund’s voting securities and thus under the 1940 Act is considered a “control person” of each Series. As a control person of each Series, VantageTrust Company has the ability to control the outcome of matters submitted to the vote of shareholders. Both VantageTrust Company and VIA are wholly owned subsidiaries of ICMA-RC. The following represents the percentage and amount of shares outstanding in each Series (and each class thereof, as applicable) that are directly or indirectly held by VantageTrust, as of December 21, 2012:

Fund	Percentage owned by VantageTrust	Amount of shares owned by VantageTrust
Low Duration Bond Fund	77.95%	45,385,533
Inflation Protected Securities Fund	85.63%	46,595,732
Equity Income Fund	90.59%	203,355,080
Growth & Income Fund	90.09%	109,903,458
Growth Fund	95.09%	188,002,655
Select Value Fund	93.76%	30,479,985
Aggressive Opportunities Fund	95.83%	92,910,490
Discovery Fund	94.36%	21,214,124
International Fund	91.18%	123,957,218
Diversifying Strategies Fund	87.86%	83,464,538
Core Bond Index Fund — Class I Shares	87.66%	75,155,319
Core Bond Index Fund — Class II Shares	92.90%	29,532,410
500 Stock Index Fund — Class I Shares	81.75%	8,003,088

Fund	Percentage owned by VantageTrust	Amount of shares owned by VantageTrust
500 Stock Index Fund — Class II Shares	99.78%	32,126,703
Broad Market Index Fund — Class I Shares	80.14%	8,323,365
Broad Market Index Fund — Class II Shares	98.11%	36,587,179
Mid/Small Company Index Fund — Class I Shares	80.86%	15,347,987
Mid/Small Company Index Fund — Class II Shares	98.65%	13,135,653
Overseas Index Fund — Class I Shares	83.70%	4,384,990
Overseas Index Fund — Class II Shares	98.95%	17,593,213
Model Portfolio Savings Oriented Fund	80.56%	9,704,370
Model Portfolio Conservative Growth Fund	87.21%	20,832,218
Model Portfolio Traditional Growth Fund	93.71%	58,677,157
Model Portfolio Long-Term Growth Fund	95.58%	79,020,670
Model Portfolio All-Equity Growth Fund	95.10%	31,205,334
Milestone Retirement Income Fund	76.74%	16,729,414
Milestone 2010 Fund	73.09%	15,477,618
Milestone 2015 Fund	80.01%	31,059,203
Milestone 2020 Fund	83.50%	34,972,447
Milestone 2025 Fund	83.94%	28,673,892
Milestone 2030 Fund	83.45%	22,424,325
Milestone 2035 Fund	80.94%	14,460,706
Milestone 2040 Fund	82.51%	14,277,608
Milestone 2045 Fund	74.91%	3,270,689
Milestone 2050 Fund	53.50%	346,245

Below are the names, addresses and percentage of ownership of each person or entity that owns of record or is knows to own beneficially 5% or more of any class of any Series’ outstanding shares as of December 21, 2012:

Milestone 2045 Fund

Name	Address	Amount of shares owned	Percentage of shares owned
City of Sacramento	700 H Street Suite 4667 Sacramento, CA 95814	380,768	8.72%

HOUSEHOLDING

If you request a paper copy of this Information Statement, only one copy of this Information Statement will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the VP Fund has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Fund toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Fund in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

Appendix A

THE VANTAGEPOINT FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	The Committee.

The Nominating and Governance Committee (the “Committee”) is a committee of, and established by, the Board of Directors (the “Board”) of The Vantagepoint Funds (the “Fund”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Independent Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.	The Committee shall make recommendations for nominations for Independent Board members on the Board to the incumbent Independent Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and spirit of the 1940 Act. The Committee shall also consider the effect of any relationships that an Independent Board member candidate may have that are (i) explicitly prohibited under the 1940 Act; and (ii) beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate the qualifications of candidates for “interested” members of the Board and make recommendations for nominees for “interested” members to the full Board.

3.	In considering a candidate’s qualifications, the Committee shall generally consider the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Committee may adopt from time to time additional specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board.

4.	When the Board has, or expects to have, a vacancy the Committee shall receive and review information on candidates qualified to be recommended to the full Board as nominees for election as directors, including any recommendations by shareholders. Such candidates shall be evaluated based upon the criteria described above and such other additional qualifications as the Committee may adopt from time to time, subject to approval by the full Board. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices.

5.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

6.	The Committee shall periodically review Board member compensation and shall recommend any appropriate changes to the full Board.

III.	Committee Nominations and Functions.

1.	The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually and report the results of its review to the Board.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.	Other Powers and Responsibilities.

1.	The Committee shall meet at least once each year or more frequently, in open or executive sessions, as it deems appropriate. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.	The Committee shall monitor the performance of legal counsel employed by the Independent Board members.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

4.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

5.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s governing instrument. In the event of any inconsistency between this Charter and the Fund’s governing instrument, the provisions of the Fund’s governing instrument shall be given precedence.

6.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Date Adopted: March 5, 2004; Amended March 30, 2012

THE VANTAGEPOINT FUNDS

Low Duration Bond Fund

Inflation Protected Securities Fund

Equity Income Fund

Growth & Income Fund

Growth Fund

Select Value Fund

Aggressive Opportunities Fund

Discovery Fund

International Fund

Diversifying Strategies Fund

Core Bond Index Fund

500 Stock Index Fund

Broad Market Index Fund

Mid/Small Company Index Fund

Overseas Equity Index Fund

Model Portfolio Savings Oriented Fund

Model Portfolio Conservative Growth Fund

Model Portfolio Traditional Growth Fund

Model Portfolio Long-Term Growth Fund

Model Portfolio All-Equity Growth Fund

Milestone Retirement Income Fund

Milestone 2010 Fund

Milestone 2015 Fund

Milestone 2020 Fund

Milestone 2025 Fund

Milestone 2030 Fund

Milestone 2035 Fund

Milestone 2040 Fund

Milestone 2045 Fund

Milestone 2050 Fund

777 North Capitol Street, NE,

Suite 600

Washington, DC 20002

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Important Notice Regarding Internet Availability of Information Statement:

An Information Statement regarding The Vantagepoint Funds (the “VP Fund”) is available at http://www.icmarc.org/x3333.xml?RFID=W427.

This Notice of Internet Availability of Information Statement is being sent on or about February 15, 2013 to shareholders of record of the VP Fund as of December 21, 2012.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete information statement that is available to you on the internet relating to the VP Fund. We encourage you to access and review all of the important information contained in the full Information Statement.

Pursuant to Article 5, Section 2 of the Amended Agreement and Declaration of Trust of the VP Fund, notice is hereby given that, by written consent delivered to the VP Fund dated February 13, 2013, VantageTrust, the holder of a majority of the VP Fund’s outstanding shares as of December 21, 2012 (the “Majority Shareholder”), elected Ms. Dorothy D. Hayes as a Class 1 director of the VP Fund. Ms. Hayes’ service as a Class 1 director is expected to begin on or about April 1, 2013. The VP Fund’s Information Statement accompanies this Notice.

The Information Statement informs shareholders of the VP Fund about the recent election of Ms. Hayes as a Class 1 director. On December 10, 2012, after extensive discussion and meetings, the Board’s Nominating and Governance Committee recommended to the Board that it nominate Ms. Hayes as a Class 1 director. On December 12, 2012, after considering the Nominating and Governance Committee’s recommendations, the Board nominated Ms. Hayes as a Class 1 director, and determined to recommend to VP Fund shareholders that they elect Ms. Hayes as a Class 1 director. On February 9, 2013, the board of directors of VantageTrust Company, LLC voted all shares of each series of the VP Fund held by the

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Majority Shareholder to elect Ms. Hayes as a Class 1 director, and pursuant to the proxy voting policies of Vantagepoint Investment Advisers, LLC (“VIA”), the VP Fund’s investment adviser, instructed VIA to vote all shares of each series of the VP Fund held indirectly through the Model Portfolio and Milestone Funds, to elect Ms. Hayes as a Class 1 director. VantageTrust Company, LLC has the power to vote the shares of the VP Fund held directly by VantageTrust, and pursuant to the proxy voting policies of Vantagepoint Investment Advisers, LLC (“VIA”), the VP Fund’s investment adviser, VIA generally will seek instructions from the board of directors of VantageTrust Company on how to vote the shares of each series of the VP Fund held by the Model Portfolio Funds and Milestone Funds, and will cast such Series’ votes in accordance with the instructions received. VantageTrust Company, LLC is an affiliate of VIA.

This Notice of Internet Availability of Information Statement is not an information statement. The full Information Statement regarding the above matters is available on the VP Fund’s website at: http://www.icmarc.org/x3333.xml?RFID=W427. The full Information Statement will be available at that address until April 30, 2013. The Information Statement is available as a PDF (Portable Document Format), which may be viewed and printed using Adobe Acrobat® Reader, which is available without charge from Adobe Systems, Inc. at http://get.adobe.com/reader/.

Obtaining Copies of the Information Statement

You may request a paper or email copy of the full Information Statement, without charge, by contacting the VP Fund toll free at 1-800-669-7400, by email at investorservices@icmarc.org, or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002.

Householding

Only one copy of this Notice of Internet Availability of Information Statement (or if requested, only one paper copy of the full Information Statement) will be mailed to your household, even if more than one person in the household is a VP Fund shareholder of record, unless the VP Fund has received instructions to the contrary. If you need additional copies of this Notice of Internet Availability of Information Statement (or if requested, additional paper copies of the full Information Statement) please contact the VP Fund toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of this Notice of Internet Availability of Information Statement (or if requested, a paper copy of the full Information Statement) to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Fund in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.

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